Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 24, 2017	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Fourth Quarter and Full Year 2016 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and year ended December 31, 2016. The Company reported net income available to common shareholders of $6.40 million, or $0.38 per diluted common share for the quarter ended December 31, 2016, which represents an 11.76% increase in per share diluted earnings compared to the same quarter of 2015. Net income available to common shareholders was $25.13 million, or $1.45 per diluted common share for the year ended December 31, 2016, which represents a 10.69% increase in per share diluted earnings over 2015.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of sixteen cents ($0.16) per common share, which represents an increase of 14.29% over the first quarter of 2016. The quarterly dividend is payable to common shareholders of record on February 3, 2017, and is expected to be paid on or about February 17, 2017. The current year marks the 32nd consecutive year of cash dividends paid to stockholders.

On October 1, 2016, the Company sold two North Carolina insurance offices operating under the trade name Greenpoint Insurance Group, Inc. and two Virginia offices operating under the trade name Carr & Hyde Insurance to Ascension Insurance Agency, Inc. The transaction does not impact the Company’s in-branch insurance offices operating as First Community Insurance Services, Inc. in West Virginia and Virginia.

On January 9, 2017, the Company redeemed all of its previously issued trust preferred securities totaling $15.46 million. The callable trust preferred securities bore an interest rate of three-month LIBOR plus 2.95% with a maturity date of October 8, 2033.

Fourth Quarter 2016 Highlights

•	Income Statement
o	Net income available to common shareholders increased $256 thousand, or 4.16%, to $6.40 million compared to the same quarter of 2015.
o	Diluted earnings per share increased $0.04, or 11.76%, to $0.38 compared to the same quarter of 2015.
o	Core, non-GAAP diluted earnings per common share increased $0.02, or 5.88%, to $0.36 compared to the same quarter of 2015.
o	Net interest margin increased 1 basis point to 3.99%, and normalized net interest margin increased 15 basis points to 3.83% compared to the same quarter of 2015.

•	Balance Sheet
o	The non-covered loan portfolio increased $172.45 million, or 10.62%, compared to December 31, 2015.
o	Book value per common share increased $1.00 to $19.95 compared to December 31, 2015.
o	The Company repurchased 29,518 common shares during the quarter resulting in 1,182,294 shares repurchased during the year. The Company has repurchased 2.55 million shares since January 1, 2014.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of December 31, 2016.

•	Asset Quality
o	Total nonperforming assets decreased $5.51 million compared to December 31, 2015, largely due to a decrease in covered OREO.
o	Total non-covered nonperforming assets decreased $1.72 million compared to December 31, 2015.

o	Non-covered delinquent loans, which are comprised of loans 30 days or more past due and nonaccrual loans, as a percentage of total non-covered loans improved 33 basis points to 1.39% as of December 31, 2016, from 1.72% as of December 31, 2015.

1

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 45 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2016. First Community Bank provides insurance services through First Community Insurance Services and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $846 million in combined assets as of December 31, 2016. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. The Company reported consolidated assets of $2.39 billion as of December 31, 2016. Additional investor information is available on the Company’s website at www.fcbinc.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

2

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2016	2016	2016	2016	2015	2016	2015
Interest income
Interest and fees on loans	$21,956	$21,952	$22,237	$21,573	$21,633	$87,718	$87,632
Interest on securities	1,362	1,643	1,891	1,957	2,023	6,853	8,203
Interest on deposits in banks	98	26	9	20	21	153	267
Total interest income	23,416	23,621	24,137	23,550	23,677	94,724	96,102
Interest expense
Interest on deposits	1,145	1,133	1,087	1,114	1,202	4,479	5,878
Interest on borrowings	1,314	1,367	1,359	1,325	1,300	5,365	5,471
Total interest expense	2,459	2,500	2,446	2,439	2,502	9,844	11,349
Net interest income	20,957	21,121	21,691	21,111	21,175	84,880	84,753
Provision for (recovery of) loan losses	500	(1,154)	722	1,187	434	1,255	2,191
Net interest income after provision (recovery)	20,457	22,275	20,969	19,924	20,741	83,625	82,562
Total noninterest income	6,238	5,895	7,030	7,903	7,483	27,066	29,530
Total noninterest expense	16,653	18,557	18,722	18,814	19,083	72,746	76,171
Income before income taxes	10,042	9,613	9,277	9,013	9,141	37,945	35,921
Income tax expense	3,638	3,230	3,022	2,929	2,993	12,819	11,381
Net income	6,404	6,383	6,255	6,084	6,148	25,126	24,540
Dividends on preferred stock	-	-	-	-	-	-	105
Net income available to common shareholders	$6,404	$6,383	$6,255	$6,084	$6,148	$25,126	$24,435

Earnings per common share
Basic	$0.38	$0.37	$0.36	$0.34	$0.34	$1.45	$1.32
Diluted	0.38	0.37	0.36	0.34	0.34	1.45	1.31
Cash dividends per common share	0.16	0.16	0.14	0.14	0.14	0.60	0.54
Weighted average shares outstanding
Basic	16,891,010	17,031,074	17,414,320	17,859,197	18,193,824	17,319,689	18,531,039
Diluted	17,043,869	17,083,526	17,462,845	17,892,531	18,226,719	17,365,524	18,727,464
Performance ratios
Return on average assets	1.05%	1.03%	1.02%	0.99%	0.99%	1.02%	0.97%
Return on average common equity	7.49%	7.58%	7.47%	7.15%	7.05%	7.42%	7.08%
Return on average tangible common equity(1)	10.75%	11.07%	10.88%	10.34%	10.17%	10.76%	10.25%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except per share data)	2016	2016	2016	2016	2015	2016	2015
Net income, GAAP	$6,404	$6,383	$6,255	$6,084	$6,148	$25,126	$24,540
Non-GAAP adjustments:
Net gain on divestitures	(619)	(3,065)	-	-	-	(3,684)	-
Allowance reversal for sold loans	-	(1,354)	-	-	-	(1,354)	-
Merger, acquisition, and divestiture expense	55	226	410	39	-	730	86
Net (gain) loss on sale of securities	(388)	(25)	79	(1)	7	(335)	(144)
FHLB debt prepayment fees	-	-	-	-	-	-	1,702
Net impairment losses	-	4,635	11	-	-	4,646	-
Other non-core items	(48)	(264)	-	(240)	31	(552)	(1,004)
Total adjustments to core earnings	(1,000)	153	500	(202)	38	(549)	640
Tax effect	(708)	56	184	(74)	14	(542)	660
Core earnings, non-GAAP(1)	$6,112	$6,480	$6,571	$5,956	$6,172	$25,119	$24,520

Core diluted earnings per common share	$0.36	$0.38	$0.38	$0.33	$0.34	$1.45	$1.31
Performance ratios
Core return on average assets	1.01%	1.05%	1.07%	0.97%	0.99%	1.02%	0.97%
Core return on average common equity	7.15%	7.70%	7.85%	7.00%	7.08%	7.42%	7.09%
Core return on average tangible common equity(2)	10.26%	11.24%	11.43%	10.12%	10.21%	10.75%	10.25%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

3

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2016			2015
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,846,848	$22,012	4.74%	$1,694,569	$21,661	5.07%
Securities available for sale	193,342	1,644	3.38%	377,213	2,349	2.47%
Securities held to maturity	67,254	182	1.08%	72,568	194	1.06%
Interest-bearing deposits	35,470	98	1.10%	19,544	21	0.43%
Total earning assets	2,142,914	23,936	4.44%	2,163,894	24,225	4.44%
Other assets	275,022			298,312
Total assets	$2,417,936			$2,462,206

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$348,869	$73	0.08%	$344,214	$47	0.05%
Savings deposits	522,864	57	0.04%	530,977	78	0.06%
Time deposits	519,521	1,015	0.78%	561,443	1,077	0.76%
Total interest-bearing deposits	1,391,254	1,145	0.33%	1,436,634	1,202	0.33%
Borrowings
Federal funds purchased	82	-	0.00%	2,114	2	0.38%
Retail repurchase agreements	66,776	12	0.07%	74,042	14	0.08%
Wholesale repurchase agreements	48,913	464	3.77%	50,000	474	3.76%
FHLB advances and other borrowings	92,175	838	3.62%	83,748	810	3.84%
Total borrowings	207,946	1,314	2.51%	209,904	1,300	2.46%
Total interest-bearing liabilities	1,599,200	2,459	0.61%	1,646,538	2,502	0.60%
Noninterest-bearing demand deposits	454,161			466,623
Other liabilities	24,410			23,293
Total liabilities	2,077,771			2,136,454
Stockholders' equity	340,165			345,752
Total liabilities and stockholders' equity	$2,417,936			$2,482,206
Net interest income, FTE		$21,477			$21,723
Net interest rate spread			3.83%			3.84%
Net interest margin			3.99%			3.98%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

4

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Year Ended December 31,
	2016			2015
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,793,618	$87,848	4.90%	$1,680,021	$87,768	5.22%
Securities available for sale	287,332	8,047	2.80%	363,359	9,575	2.64%
Securities held to maturity	71,069	757	1.07%	70,987	770	1.08%
Interest-bearing deposits	18,864	153	0.81%	98,639	267	0.27%
Total earning assets	2,170,883	96,805	4.46%	2,213,006	98,380	4.44%
Other assets	284,575			307,928
Total assets	$2,455,458			$2,520,934

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$342,169	$250	0.07%	$343,036	$203	0.06%
Savings deposits	531,050	248	0.05%	532,221	367	0.07%
Time deposits	525,162	3,981	0.76%	631,654	5,308	0.84%
Total interest-bearing deposits	1,398,381	4,479	0.32%	1,506,911	5,878	0.39%
Borrowings
Federal funds purchased	4,058	26	0.64%	535	2	0.37%
Retail repurchase agreements	68,701	49	0.07%	71,262	68	0.10%
Wholesale repurchase agreements	49,727	1,874	3.77%	50,000	1,878	3.76%
FHLB advances and other borrowings	116,602	3,416	2.93%	89,400	3,523	3.94%
Total borrowings	239,088	5,365	2.24%	211,197	5,471	2.59%
Total interest-bearing liabilities	1,637,469	9,844	0.60%	1,718,108	11,349	0.66%
Noninterest-bearing demand deposits	456,474			433,936
Other liabilities	23,040			20,691
Total liabilities	2,116,983			2,172,735
Stockholders' equity	338,475			348,199
Total liabilities and stockholders' equity	$2,455,458			$2,520,934
Net interest income, FTE		$86,961			$87,031
Net interest rate spread			3.86%			3.78%
Net interest margin			4.01%			3.93%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

5

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended December 31,
	2016		2015
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$22,012	4.74%	$21,661	5.07%
Accretion income	1,506		2,493
Less: cash accretion income	633		824
Non-cash accretion income	873		1,669
Loans, normalized(3)	21,139	4.55%	19,992	4.68%
Other earning assets	1,924	2.59%	2,564	2.17%
Total earning assets	23,063	4.28%	22,556	4.13%
Total interest-bearing liabilities	2,459	0.61%	2,502	0.60%
Net interest income, FTE(3)	$20,604		$20,054
Net interest rate spread, normalized(3)		3.67%		3.53%
Net interest margin, normalized(3)		3.83%		3.68%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Year Ended December 31,
	2016		2015
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$87,848	4.90%	$87,768	5.22%
Accretion income	7,690		11,258
Less: cash accretion income	2,924		4,149
Non-cash accretion income	4,766		7,109
Loans, normalized(3)	83,082	4.63%	80,659	4.80%
Other earning assets	8,957	2.37%	10,612	1.99%
Total earning assets	92,039	4.24%	91,271	4.12%
Total interest-bearing liabilities	9,844	0.60%	11,349	0.66%
Net interest income, FTE(3)	$82,195		$79,922
Net interest rate spread, normalized(3)		3.64%		3.46%
Net interest margin, normalized(3)		3.79%		3.61%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

6

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2016	2016	2016	2016	2015	2016	2015
Noninterest income
Wealth management	$681	$653	$810	$684	$744	$2,828	$2,975
Service charges on deposits	3,442	3,494	3,361	3,291	3,563	13,588	13,717
Other service charges and fees	2,014	2,024	2,054	2,010	2,058	8,102	8,045
Insurance commissions	59	1,592	1,600	2,191	1,563	5,442	6,899
Net impairment losses recognized in earnings	-	(4,635)	(11)	-	-	(4,646)	-
Net gain (loss) on sale of securities	388	25	(79)	1	(7)	335	144
Net FDIC indemnification asset amortization	(1,618)	(1,369)	(1,328)	(1,159)	(1,200)	(5,474)	(6,379)
Net gain on divestitures	619	3,065	-	-	-	3,684	-
Other operating income	653	1,046	623	885	762	3,207	4,129
Total noninterest income	6,238	5,895	7,030	7,903	7,483	27,066	29,530
Noninterest expense
Salaries and employee benefits	9,411	9,828	10,198	10,475	10,268	39,912	39,625
Occupancy expense	1,158	1,249	1,359	1,531	1,413	5,297	5,817
Furniture and equipment expense	1,070	1,066	1,109	1,096	1,345	4,341	5,199
Amortization of intangibles	265	316	277	278	281	1,136	1,118
FDIC premiums and assessments	274	363	372	374	332	1,383	1,513
FHLB debt prepayment fees	-	-	-	-	-	-	1,702
Merger, acquisition, and divestiture expense	55	226	410	39	-	730	86
Other operating expense	4,420	5,509	4,997	5,021	5,444	19,947	21,111
Total noninterest expense	16,653	18,557	18,722	18,814	19,083	72,746	76,171

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2016	2016	2016	2016	2015	2016	2015
Noninterest expense, GAAP	$16,653	$18,557	$18,722	$18,814	$19,083	$72,746	$76,171
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	(55)	(226)	(410)	(39)	-	(730)	(86)
FHLB debt prepayment fees	-	-	-	-	-	-	(1,702)
OREO expense and net loss	(184)	(278)	(247)	(711)	(475)	(1,420)	(2,438)
Goodwill impairment	-	-	-	-	-	-	-
Other non-core items	8	(168)	(30)	(174)	(61)	(364)	(259)
Adjusted noninterest expense	16,422	17,885	18,035	17,890	18,547	70,232	71,686

Net interest income, GAAP	20,957	21,121	21,691	21,111	21,175	84,880	84,753
Noninterest income, GAAP	6,238	5,895	7,030	7,903	7,483	27,066	29,530
Non-GAAP adjustments
Tax equivalency adjustment	520	509	521	531	548	2,081	2,950
Net impairment losses	-	4,635	11	-	-	4,646	-
Net (gain) loss on sale of securities	(388)	(25)	79	(1)	7	(335)	(144)
Net gain on divestitures	(619)	(3,065)	-	-	-	(3,684)	-
Other non-core items	(40)	(432)	(30)	(414)	(30)	(916)	(1,263)
Adjusted net interest and noninterest income	26,668	28,638	29,302	29,130	29,183	113,738	115,826

Non-GAAP efficiency ratio(1)	61.58%	62.45%	61.55%	61.41%	63.55%	61.75%	61.89%
GAAP efficiency ratio	61.24%	68.69%	65.19%	64.84%	66.59%	64.98%	66.65%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

7

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2016	2016	2016	2016	2015
Assets
Total cash and cash equivalents	$76,307	$65,929	$44,301	$39,587	$51,787
Securities available for sale	165,579	220,856	322,699	338,469	366,173
Securities held to maturity	47,133	72,182	72,239	72,485	72,541
Loans held for investment, net of unearned income
Non-covered	1,795,954	1,774,547	1,733,398	1,685,891	1,623,506
Covered	56,994	61,837	68,585	76,538	83,035
Less allowance for loan losses	(17,948)	(19,633)	(21,099)	(20,467)	(20,233)
Loans held for investment, net	1,835,000	1,816,751	1,780,884	1,741,962	1,686,308
FDIC indemnification asset	12,173	14,332	16,431	18,787	20,844
Premises and equipment, net	50,085	50,564	50,199	50,799	52,756
Other real estate owned, non-covered	5,109	4,052	4,187	5,313	4,873
Other real estate owned, covered	276	2,437	2,017	2,279	4,034
Interest receivable	5,553	5,498	6,115	5,968	6,007
Goodwill	95,779	101,776	100,486	100,486	100,486
Other intangible assets	7,207	7,964	4,688	4,965	5,243
Other assets	86,197	87,932	91,082	89,187	91,224
Total assets	$2,386,398	$2,450,273	$2,495,328	$2,470,287	$2,462,276

Liabilities
Deposits
Noninterest-bearing	$427,705	$473,509	$451,003	$453,336	$451,511
Interest-bearing	1,413,633	1,388,390	1,373,412	1,421,329	1,421,748
Total deposits	1,841,338	1,861,899	1,824,415	1,874,665	1,873,259
Interest, taxes, and other liabilities	27,290	26,599	25,553	24,576	26,630
Federal funds purchased	-	-	42,000	18,000	-
Securities sold under agreements to repurchase	98,005	118,532	113,392	134,661	138,614
FHLB borrowings	65,000	90,000	140,000	65,000	65,000
Other borrowings	15,708	15,707	15,756	15,756	15,756
Total liabilities	2,047,341	2,112,737	2,161,116	2,132,658	2,119,259

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,142	227,884	227,791	227,725	227,692
Retained earnings	170,377	166,689	163,030	159,223	155,647
Treasury stock, at cost	(78,833)	(78,789)	(74,974)	(64,968)	(56,457)
Accumulated other comprehensive (loss) income	(2,011)	370	(3,017)	(5,733)	(5,247)
Total stockholders' equity	339,057	337,536	334,212	337,629	343,017
Total liabilities and stockholders' equity	$2,386,398	$2,450,273	$2,495,328	$2,470,287	$2,462,276

Shares outstanding at period-end	16,994,208	16,988,972	17,155,322	17,631,011	18,098,141
Book value per common share(1)	$19.95	$19.87	$19.48	$19.15	$18.95
Tangible book value per common share(2)	13.89	13.41	13.35	13.17	13.11

(1)	Stockholders' equity divided by as-converted common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by as-converted common shares outstanding

8

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2016	2016	2016	2016	2015
Allowance for Loan Losses
Beginning balance	$19,633	$21,099	$20,467	$20,233	$20,127
(Recovery of) provision for loan losses charged to operations	500	(1,154)	722	1,187	434
(Recovery of) provision for loan losses recorded through the FDIC indemnification asset	-	-	(10)	9	-
Charge-offs	(2,485)	(772)	(691)	(1,228)	(805)
Recoveries	300	460	611	266	477
Net charge-offs	(2,185)	(312)	(80)	(962)	(328)
Ending balance	$17,948	$19,633	$21,099	$20,467	$20,233

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$15,854	$17,487	$16,626	$16,196	$17,847
Accruing loans past due 90 days or more	-	62	64	243	-
Troubled debt restructurings ("TDRs")(1)	114	115	115	158	73
Total non-covered nonperforming loans	15,968	17,664	16,805	16,597	17,920
OREO	5,109	4,052	4,187	5,313	4,873
Total non-covered nonperforming assets	$21,077	$21,716	$20,992	$21,910	$22,793

Covered nonperforming assets
Nonaccrual loans	$608	$688	$680	$1,955	$647
Total covered nonperforming loans	608	688	680	1,955	647
OREO	276	2,437	2,017	2,279	4,034
Total covered nonperforming assets	$884	$3,125	$2,697	$4,234	$4,681

Additional Information
Performing TDRs(2)	$12,838	$13,336	$13,562	$13,474	$13,889
Total TDRs(3)	12,952	13,451	13,677	13,632	13,962

Non-covered ratios
Nonperforming loans to total loans	0.89%	1.00%	0.97%	0.98%	1.10%
Nonperforming assets to total assets	0.90%	0.91%	0.87%	0.92%	0.96%
Non-PCI allowance to nonperforming loans	112.32%	111.08%	125.48%	123.17%	112.61%
Non-PCI allowance to total loans	1.00%	1.11%	1.22%	1.21%	1.24%
Annualized net charge-offs to average loans	0.49%	0.07%	0.02%	0.23%	0.08%

Total ratios
Nonperforming loans to total loans	0.89%	1.00%	0.97%	1.05%	1.09%
Nonperforming assets to total assets	0.92%	1.01%	0.95%	1.06%	1.12%
Allowance for loan losses to nonperforming loans	108.28%	106.98%	120.67%	110.32%	108.97%
Allowance for loan losses to total loans	0.97%	1.07%	1.17%	1.16%	1.19%
Annualized net charge-offs to average loans	0.47%	0.07%	0.02%	0.22%	0.08%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs

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